STATE OF MISSISSIPPI
                                                                EXHIBIT 10.52
COUNTY OF HARRISON

                                EIGHTH LEASE AMENDMENT

     This Eighth Lease Amendment (the "Amendment") entered into as of the 14TH day of December, 1998, between the State of Mississippi appearing herein by and through its duly authorized agencies, the MISSISSIPPI DEPARTMENT OF ECONOMIC AND COMMUNITY DEVELOPMENT and the MISSISSIPPI STATE PORT AUTHORITY AT GULFPORT, herein collectively referred to as LESSOR and GRAND CASINOS OF MISSISSIPPI, INC.
- GULFPORT, hereinafter referred to as LESSEE.

     WHEREAS, on May 20, 1992, LESSOR and Grand Casinos, Inc. (hereinafter referred to as "GCI") entered into that certain Lease Agreement (the "Original Lease Agreement") pursuant to which LESSOR leased to GCI the land described therein;

     WHEREAS, on December 14, 1992, LESSOR and GCI entered into that certain Lease Amendment (the "First Amendment") by which the Original Lease Agreement was amended;

     WHEREAS, on February 2, 1993, LESSOR, GCI and Grand Casinos of Mississippi, Inc. - Gulfport ("LESSEE") entered into that Second Lease Amendment with Consent to Assignment (the "Second Amendment") by which (i) the Original Lease Agreement was further amended, and (ii) GCI's interest in the Original Lease Agreement (as amended) was transferred and assigned to LESSEE;

     WHEREAS, LESSOR and LESSEE entered into the following additional amendments to the Original Lease Agreement on the following dates:

     (i) that certain Third Lease Amendment (the "Third Amendment") on February 9, 1994;

     (ii) that certain Fourth Lease Amendment (the "Fourth Amendment") on June 3, 1994;

     (iii) that certain Fifth Lease Amendment (the "Fifth Amendment") on November 30, 1995;

     (iv) that certain Fifth Lease Amendment (the "Sixth Lease Amendment") on July 8, 1996; and

     (v) that certain Seventh Lease Amendment (the "Seventh Lease Amendment") on March 1, 1998.

     The Sixth Lease Amendment was inadvertently designated as a "Fifth Lease Amendment" and should have been designated as the "Sixth Lease Amendment". The Original Lease Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth

Amendment, the Fifth Amendment, the Sixth Lease Amendment and the Seventh Lease Amendment is hereinafter referred to as the "Lease Agreement", and provides the terms and conditions pursuant to which LESSOR is leasing to LESSEE the land described in EXHIBIT A attached hereto;

     WHEREAS, pursuant to Article XX of the Lease Agreement, LESSORS consent must be obtained prior to any assignment of the Lease Agreement.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained in the Lease Agreement and other good and valuable consideration, the parties do mutually agree as follows:

     Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Lease Agreement.

     1. Pursuant to Article XX of the Lease Agreement, LESSOR hereby consents to and approves the change in ownership of the Lease Agreement, the Leased Premises, and the Vessels effectuated by the transactions contemplated by that certain Agreement and Plan of Merger dated June 30, 1998, between Grand Casinos, Inc., a Minnesota corporation and Hilton Hotel Corporation, a Delaware corporation ("Merger").

     2. Upon execution of this Amendment and completion of the Merger, Grand Casinos of Mississippi, LLC - Gulfport (hereinafter referred to as "LLC - Gulfport") shall become LESSEE under the Lease Agreement and Grand Casinos, Inc. shall remain fully liable for the performance of the terms and conditions of the Lease.

     3. By executing this Amendment, and upon completion of the Merger, LLC - Gulfport accepts the terms and conditions of the Lease Agreement and covenants to operate under and to comply with the terms and conditions set forth therein.

     4. Upon execution of this Amendment and completion of the Merger, Park Place Entertainment Corporation (hereinafter "Park Place"), of which GCI will be a wholly owned subsidiary, agrees to guarantee the performance by LLC - Gulfport and GCI of the terms and conditions of the Lease Agreement. This guaranty of Park Place shall be binding on Park Place and its successors and assigns. The liability of Park Place pursuant to the guaranty shall not be released, discharged, limited or effected in any way by any exercise of, or failure or delay in exercising, any right, remedy, power or privilege which LESSOR may have or by any bankruptcy, insolvency, arrangement, composition, assignment for benefit of creditors or similar proceedings by or against LLC - Gulfport or GCI.

     5. The parties to this Amendment acknowledge and reaffirm that any financing or refinancing of LESSEE's or LLC - Gulfport's interest in the Lease Agreement,

             Leased Premises or the Vessels requires the consent and approval of LESSOR as provided for in the Lease Agreement.

     6. LESSOR hereby acknowledges that as of November 30, 1998, it is not aware of any present or continuing not in default by LESSEE under the terms of the Lease Agreement and affirms that the Lease Agreement is in full force and effect.

     7. All other terms and conditions of the Lease Agreement remain in full force and effect.

             [The remainder of this page has been left blank intentionally.]

     IN WITNESS WHEREOF, the parties have hereto executed this Eighth Lease Amendment as of this ______ day of December, 1998.

                              LESSOR:

ATTEST:                       MISSISSIPPI DEPARTMENT OF ECONOMIC
                              AND COMMUNITY DEVELOPMENT

/s/
   ----------------------

                              By:    /s/ James B. Heidel
                                     ------------------------
                              Name:  James B. Heidel
                                     ------------------------
                              Title: Executive Director
                                     ------------------------


STATE OF MISSISSIPPI     )
                         )SS
COUNTY OF JACKSON        )

     PERSONALLY came and appeared before me, the undersigned authority, in and for the above named County and State, the within named JAMES B. HEIDEL, who acknowledged to and before me that he is EXECUTIVE DIRECTOR of the MISSISSIPPI DEPARTMENT OF ECONOMIC AND COMMUNITY DEVELOPMENT, and that he signed and delivered the above and foregoing instrument for and on behalf of the MISSISSIPPI DEPARTMENT OF ECONOMIC AND COMMUNITY DEVELOPMENT after being duly authorized so to do.

     SWORN to and subscribed before me, this 17th day of December, 1998.



                                   /s/ Diane B. Bouf
                                   -----------------------------
                                   Notary Public

My Commission Expires:

May 23, 2001

ATTEST:                       MISSISSIPPI STATE PORT AUTHORITY AT
                              GULFPORT

/s/
   -------------------

                              By:    /s/ John K. Rester
                                     --------------------------
                              Name:  John K. Rester
                                     --------------------------
                              Title: President
                                     --------------------------

STATE OF MISSISSIPPI     )
                         )SS
COUNTY OF HARRISON       )

     PERSONALLY came and appeared before me, the undersigned authority, in and for the above named County and State, the within named JOHN K. RESTER who acknowledged to and before me that he is PRESIDENT of the MISSISSIPPI STATE PORT AUTHORITY AT GULFPORT, and that he signed and delivered the above and foregoing instrument for and on behalf of the MISSISSIPPI STATE PORT AUTHORITY AT GULFPORT after being duly authorized so to do.

     SWORN to and subscribed before me, this 14th day of December, 1998.



                                   /s/ Janice J. Gaston
                                   -----------------------------
                                   Notary Public

My Commission Expires:

October 6, 2001
------------------------

                              LESSEE:

ATTEST:                       GRAND CASINOS, INC.

/s/
---------------------
                              By:    /s/ Timothy J. Cope
                                     ---------------------------
                              Name:  Timothy J. Cope
                                     ---------------------------
                              Title: Chief Financial Officer
                                     ---------------------------


STATE OF MINNESOTA  )
                    )SS
COUNTY OF HENNEPIN  )

     PERSONALLY came and appeared before me, the undersigned authority, in and for the above named County and State, the within named TIMOTHY J. COPE, who acknowledged to and before me that he is CHIEF FINANCIAL OFFICER of GRAND CASINOS, INC., a Minnesota corporation and that he signed and delivered the above and foregoing instrument for and on behalf of GRAND CASINOS, INC. after being duly authorized so to do.

     SWORN to and subscribed before me, this 14th day of December, 1998.


                                   /s/ Patricia L. Buffham
                                   -----------------------------
                                   Notary Public

My Commission Expires:

January 21, 2000
-------------------------

ATTEST:                       GRAND CASINOS OF MISSISSIPPI, INC. -
                              GULFPORT
/s/
---------------------
                              By:    /s/ Timothy J. Cope
                                     ---------------------------
                              Name:  Timothy J. Cope
                                     ---------------------------
                              Title: Chief Financial Officer
                                     ---------------------------

STATE OF MINNESOTA  )
                    )SS
COUNTY OF HENNEPIN  )

     PERSONALLY came and appeared before me, the undersigned authority, in and for the above named County and State, the within named TIMOTHY J. COPE, who acknowledged to and before me that he is CHIEF FINANCIAL OFFICER of GRAND CASINOS OF MISSISSIPPI, INC. - GULFPORT, a Minnesota corporation and that he signed and delivered the above and foregoing instrument for and on behalf of GRAND CASINOS OF MISSISSIPPI, INC. - GULFPORT after being duly authorized so to do.

     SWORN to and subscribed before me, this 14th day of December, 1998.



                                   /s/ Patricia L. Buffham
                                   -----------------------------
                                   Notary Public

My Commission Expires:

January 31, 2000
----------------------

ATTEST:                       GRAND CASINOS OF MISSISSIPPI, LLC - GULFPORT

/s/
----------------------
                              By:    /s/ Timothy J. Cope
                                     ---------------------------
                              Name:  Timothy J. Cope
                                     ---------------------------
                              Title: Chief Financial Manager
                                     ---------------------------

STATE OF MINNESOTA  )
                    )SS
COUNTY OF HENNEPIN  )

     PERSONALLY came and appeared before me, the undersigned authority, in and for the above named County and State, the within named TIMOTHY J. COPE, who acknowledged to and before me that he is CHIEF FINANCIAL MANAGER of GRAND CASINOS OF MISSISSIPPI, LLC - GULFPORT, a Mississippi limited liability company and that he signed and delivered the above and foregoing instrument for and on behalf of GRAND CASINOS OF MISSISSIPPI, LLC - GULFPORT after being duly authorized so to do.

     SWORN to and subscribed before me, this 14th day of December, 1998.


                                   /s/ Patricia L. Buffham
                                   -----------------------------
                                   Notary Public

My Commission Expires:

January 31, 2000
----------------------

                                                               GRAND CASINOS OF
                                                   MISSISSIPPI, INC. - GULFPORT

                                     EXHIBIT "A"
                                     DESCRIPTIONS


That certain land and property situated and being in Section 9, Township 8 South, Range 11 West, City of Gulfport, First Judicial District, Harrison County, Mississippi, more particularly described as follows:

PARCEL 1:

     The water area extending 185 feet immediately South of Lots 1 through 18, inclusive, Block 2, and also immediately South of that portion of Lot 1, Block 3, which is West of a line which is the extension of the concrete bulkhead marking the East side of the commercial Small Craft Harbor, according to a map or plat of the Property and Port Facilities of Gulfport, MS, prepared by H.A. Campbell, dated October 1954, at page 3 of the Book of Unrecorded Plats in the office of the Chancery Clerk of Harrison County, Mississippi, First Judicial District, more particularly described as:

     Commencing at the intersection of the centerline of the L. & N. R.R. R.O.W. and the C. & S.I. R.R. R.O.W. (I.C.R.R.); thence S0DEG.14'16"W a distance of 830.87 ft. to a point; thence S31DEG.05'44"E a distance of
     619.92 ft. to a point on the North line of the Mississippi State Port; thence S70DEG.21'12"W along the North line of the said Mississippi State Port a distance of 1,128.07 ft. to a point; thence S66DEG.24'04"W along the North line of the said Mississippi State Port a distance of 529.70 ft. to a point; thence S20DEG.32'44"E a distance of 262.62 ft. to the POINT OF BEGINNING; thence S20DEG.32'44"E a distance of 185.26 ft. to a point; thence S66DEG.23'50"W a distance of 887.53 ft. to a point; thence N32DEG.11'11"W a distance of 187.09 ft. to a point; thence N66DEG.23'50"E a distance of 925.33 ft. to the point of beginning. Said parcel contains
     3.8495 acres, more or less.

LESS AND EXCEPT that part of the above described property which is within and a part of the HOTEL LEASE SITE hereinafter described.

PARCEL 2:

     Lots 1 through 10, inclusive, and the North 30 feet of Lot 11, Block 3 of the Commercial Small Craft Harbor, according to a map or plat of the Property and Port Facilities of Gulfport, MS, prepared by H. A. Campbell, dated October 1954, at page

     3 of the book of Unrecorded Plats in the office of the Chancery Clerk of Harrison County, Mississippi, First Judicial District, more particularly described as:

     PARCEL A: Commencing at the intersection of the center line of the L. & N. R.R. R.O.W. and the C. & S.I. R.R. R.O.W. (I.C. R.R.); thence S0DEG.14'16"W a distance of 830.87 ft. to a point; thence S31DEG.05'44"E a distance of 619.92 ft. to a point on the North line of the Mississippi State Port; thence S70DEG.21'12"W along the North line of the Mississippi State Port a distance of 1,128.07 ft. to a point; thence S66DEG.24'04"W along the said North line of the Mississippi State Port a distance of
     529.70 ft. to a point; thence S20DEG.32'44"E a distance of 312.04 ft. to the POINT OF BEGINNING, being at the center line of a concrete bulkhead cap, thence S20DEG.32'44"E along said concrete bulkhead cap a distance of
     430.0 ft. to a point; thence N69DEG.27'52"E a distance of 253.49 ft. to a point on the Westline of the extension of 30th Ave.; thence N20DEG.32'08"W along the West line of the extension of 30th Ave. a distance of 336.89 ft. to a point of curvature of a curve to the right with a radius of 699.34 ft. and an central angle of 7DEG.39'02"; thence along the arc of said curve a distance of 93.38 ft. to a point; thence S69DEG.27'52"W a distance of
     259.72 ft. to the point of beginning. Said Parcel contains 2.5071 acres, more or less.

AND:

     PARCEL B: Commencing at the intersection of the center line of the L. & N. R.R. R.O.W. and the C. & S.I. R.R. R.O.W. (I.C. R.R.); thence S0DEG.14'16"W a distance of 830.87 ft. to a point; thence S31DEG.05'44"E a distance of 612.92 ft. to a point on the North line of the Mississippi State Port; thence S70DEG.211'12"W along the North line of the said Mississippi State Port a distance of 1,128.07 ft. to a point; thence S66DEG.24'04"W along the North line of the said Mississippi State Port a distance of 529.70 ft. to a point; thence S20DEG.32'44"E a distance of
     206.06 ft. to the POINT OF BEGINNING; thence S20DEG.32'44"E a distance of
     105.98 ft. to a point; thence N69DEG.27'52"E a distance of 259.72 ft. to a point on the arc of a curve to the right on the West line of the extension of 30th Ave. with a radius of 699.34 ft. and a central angle of 10DEG.12'31"; thence along the arc of said curve a distance of 124.60 ft. to the intersection with the South Line of Port Road; thence of S66DEG.24'04W along the South line of Port Road a distance of 287.70 ft.
     to the point beginning.  Said Parcel contains 0.7060 acres, more or less.

PARCEL 3:

     Lots 1 through 18, inclusive, in Block 1; Lots 1 through 18, inclusive, in Block 2; that portion of Lot 19, Block 1 is West of a line which is the extension of the concrete bulkhead marking the East side of the Commercial Small Craft Harbor; the

     25-foot-wide Port Road immediately North of Lots 1 through 18, Block 2; that portion of Lot 1, Block 3, which is West of a line which is the extension of the concrete bulkhead marking the East side of the Commercial Small Craft Harbor; and the designated 25-foot-wide roadway immediately North of Lots 1 through 18, inclusive, Block 1 and that portion of Lot 19, Block 1 which is West of a line which is the extension of the concrete bulkhead marking the East side of the Commercial Small Craft Harbor, all as shown by a map or plat of the Property and Port Facilities of Gulfport, MS, prepared by H. A. Campbell, dated October 1954, at page 3 of the Book of Unrecorded Plats in the office of the Chancery Clerk of Harrison County, Mississippi, First Judicial District, more particularly described as:

     Commencing at the intersection of the center line of the L. & N. R.R. R.O.W. and the C. & S.I. R.R. R.O.W. (I.C. R.R.); thence S0DEG.14'16"W a distance of 830.67 ft. to a point; thence S31DEG.05'44"E a distance of
     619.92 ft. to a point on the North line of the Mississippi State Port; thence S70DEG.21'12"W along the said North line of the Mississippi State Port a distance of 1,128.07 ft. to a point; thence S66DEG.24'04"W along said North line of the Mississippi State Port a distance of 529.70 ft. to the POINT OF BEGINNING; thence S66DEG.24'04"W along said North line of the Mississippi State Port a distance of 978.93 ft. to a point being the Northwest corner of the Mississippi State Port; thence S32DEG.11'11"E a distance of 265.20 ft. to a point; thence N66DEG.23'50"E generally along the center line of the existing concrete bulkhead cap a distance of 925.33 ft. to a point at the intersection of a concrete bulkhead cap at the Northeast corner of the Commercial Small Craft Harbor; thence N20DEG.32'44"W a distance of 262.62 ft. to the point of beginning. Said Parcel contains 5.7329 acres, more or less, and the North 35 ft. of the Parcel is subject to the Harrison County Seawall easement.

     LESS AND EXCEPT that part of the above described property which is within and a part of the HOTEL LEASE SITE hereinafter described.

PARCEL 4 - INGRESS-EGRESS EASEMENT:

     Commencing at the intersection of the center line of the L. & N. R.R. R.O.W. and the C. & S.I. R.R. R.O.W. (I.C. R.R.); thence S0DEG.14'16"W a distance of 830.87 ft. to a point; thence S31DEG.05'44"E a distance of
     619.92 ft. to a point on the North line of the Mississippi State Port; thence S70DEG.21'12"W along the North line of said Mississippi State Port a distance of 1128.07 ft. to a point; thence S66DEG.24'04"'W along the North line of said Mississippi State Port a distance of 529.70 ft. to the POINT OF BEGINNING; thence S20DEG.32'44"E a distance of 61.87 ft. to a point; thence N66DEG.24'04"E a distance of 80.0 ft. to a point; thence N20DEG.32'44"W a distance of 61.87 ft. to a point on the North line of said Mississippi State Port; thence

     S66DEG.24'04"W along the North line of said Mississippi State Port a distance of 80.0 ft. to the point of beginning. Said parcel contains
     0.1136 acres, more or less.

PARCEL 5 - NON-GAMING USES:

     Lots 20 through 24, inclusive, Block 1, and the remaining portion of Lot 19, Block 1 not taken by the Primary Parking area, which is East of a line which is the extension of the concrete bulkhead, marking the East Side of the Commercial Small Craft Harbor, and this designated 25-foot-wide roadway immediately North of Lots 20 through 24, inclusive, Block 1, and the remaining portion of Lot 19, Block 1, not taken by the Primary Parking area, which is East of a line which is the extension of the concrete bulkhead marking the East side of the Commercial Small Craft Harbor, and the designated 25-foot-wide roadway immediately South of Lots 20 through 24, inclusive, Block 1, and the remaining portion of Lot 19, Block 1 not taken by the Primary Parking area, which is East of the line which is the extension of the concrete bulkhead marking the East side of the Commercial Small Craft Harbor, according to a map or plat of the Property and Port Facilities of Gulfport, MS, prepared by H. A. Campbell, dated October 1954 found at page 3 of the Book of Surveys and Unrecorded Plats in the office of the Chancery Clerk of Harrison County, Mississippi, First Judicial District.

PARCEL 6 - HOTEL LEASE SITE:

     Two certain parcels of land situated in Section 9, Township 8 South, Range 11 West, First Judicial District, City of Gulfport, Harrison County, Mississippi, (lying within and being part of above-described Parcel 1 and Parcel 3) described as follows:

     PARCEL A.

     Commencing at the intersection of the South right-of-way boundary of U.S. Highway 90 and the west right-of-way boundary of 30th Avenue; thence S66DEG.24'04"W along said south right-of-way of U.S. Highway 90, 1360.93 feet to a brass bolt in the seawall and the POINT OF BEGINNING, said point being the northwest property corner of the Mississippi State Port at Gulfport, thence along the south right-of-way boundary of U.S. Highway 90, N66DEG.24'04"E a distance of 208.39 feet; thence S23DEG.35'03"E a distance of 262.29 feet; thence S66DEG.23'50"W a distance of 168.71 feet along a concrete bulkhead; thence N32DEG.11'11"W a distance of 265.28 feet to the POINT OF BEGINNING. Said parcel contains 1.14 acres.

     and

     PARCEL B. Commencing at the intersection of the south right-of-way boundary of U.S. Highway 90 and the west right-of-way boundary of 30th Avenue; thence S66DEG.24'04"W along said south right-of-way of U.S. Highway 90, 1360.93 feet to a brass bolt in the seawall, said point being the northwest property corner of the Mississippi State Port at Gulfport, thence S32DEG.11'11"E a distance of 265.20 feet; thence N66DEG.23'50"E a distance of 27.05 feet along a concrete bulkhead to the POINT OF BEGINNING; thence N66DEG.23'50"E a distance of 74.00 feet along a concrete bulkhead; thence S23DEG.35'03"E a distance of 14.26 feet; thence S66DEG.24'57"W a distance of 74.00 feet; thence N23DEG.35'03"W a distance of 14.26 feet to the POINT OF BEGINNING. Said parcel contains 1055.24 square feet or 0.02 acres.

The above described Parcels 1, 2A, 2B, 3, 4, 5, 6A and 6B are the same properties described in that certain Lease Agreement entered into on May 20, 1992 by and between Mississippi Department of Economic and Community Development and the Mississippi State Port Authority at Gulfport, as Lessor, and Grand Casinos, Inc., as Lessee, as amended by Lease Amendment dated December 14, 1992, Second Lease Amendment dated February 3, 1992, Third Lease Amendment dated February 9, 1994, Fourth Lease Amendment dated June 3, 1994, Fifth Lease Amendment dated November 30, 1995, Fifth (sic.) Lease Amendment dated July 8, 1996 (the "Sixth Lease Amendment"), and Seventh Lease Amendment dated March 1, 1998. The aforesaid parcels are contiguous without strips, gores, or overlaps. The above described Parcels are not always designated by the identical parcel numbers as those referenced in the Lease Agreement and the various amendments thereto; for example, Parcel 5 described above is the same property identified as Parcel 6 in the Third Lease Amendment, the Sixth Lease Amendment and the Seventh Lease Amendment.

NOTE: Parcels 1 through 6 comprise Tax Parcels No. 0811L-02-002.008, 0811L-02-002.009 and 0811L-02-002.010.

ADDRESS OF LESSOR:            P.O. Box 40
                              Gulfport, MS 39502
                              (228) 865-4300

ADDRESS OF LESSEE:            11975 Seaway Road
                              Gulfport, MS 39503
                              (228) 604-5043

INDEXING INSTRUCTIONS:        The S 1/2 of the NW 1/4 and the N 1/2 of the SW
                              1/4 of Sec. 9, T-8-S, R-11-W, Harrison County, 1st
                              Dist., MS.

DOCUMENT PREPARED BY:         Latham & Watkins
                              Sears Tower, Suite 5800
                              Chicago, IL 60606
                              (312) 876-7700

AFTER RECORDING RETURN TO:    Pringle & Roemer, PLLC
                              P.O. Box 211
                              Biloxi, MS 39533
                              228-374-1747

                    MEMORANDUM OF 6TH AND 7TH AMENDMENTS TO LEASE


STATE OF MISSISSIPPI

COUNTY OF HARRISON


     This memorandum of 6th and 7th Amendments to Lease ("Memorandum") is made as of this 30thday of DECEMBER 1998, by and between the State of Mississippi appearing herein by and through its duly authorized agencies, the Mississippi Department of Economic and Community Development and the Mississippi State Port Authority at Gulfport ("Lessor") and Grand Casinos of Mississippi, Inc. - Gulfport ("Lessee).

                                      WITNESSETH

     WHEREAS, on May 20, 1992, Lessor and Grand Casinos, Inc. (hereinafter referred to as "GCI") entered into that certain Lease Agreement (the "Original Lease Agreement") pursuant to which Lessor leased to GCI the land described therein;

     WHEREAS, on December 14, 1992, Lessor and GCI entered into that certain Lease Amendment (the "First Amendment") by which the Original Lease Agreement was amended;

     WHEREAS, on February 3, 1992, Lessor, GCI and Grand Casinos of Mississippi, Inc. - Gulfport ("Lessee") entered into that certain Second Lease Amendment with Consent to Assignment (the "Second Amendment") by which (i) the Original Lease Agreement was further amended, and (ii) GCI's interest in the Original Lease Agreement (as amended) was transferred and assigned to Lessee;

     WHEREAS, Lessor and Lessee entered into the following additional amendments to the Original Lease Agreement on the following dates:

     (i) that certain Third Lease Amendment (the "Third Amendment") on February 9, 1994;

     (ii) that certain Fourth Lease Amendment (the "Fourth Amendment") on June 3, 1994;

     (iii) that certain Fifth Lease Amendment (the "Fifth Amendment") on or about November 30, 1995

     (iv) that certain Fifth Lease Amendment (the "Sixth Lease Amendment") on July 8, 1996, attached hereto as Exhibit A; and

     (v) that certain Seventh Lease Amendment (the "Seventh Amendment") on March 1, 1998, attached hereto as Exhibit B.

     The Sixth Lease Amendment was inadvertently designated as a "Fifth Lease Amendment," and should have been designated as the "Sixth Lease Amendment." The Original Lease Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Lease Amendment and the Seventh Lease Amendment is hereinafter referred to as the "Lease Agreement;"

     NOW, THEREFORE, for and in consideration of the mutual covenants and stipulations contained in the Lease Agreement, the parties do mutually contract and agree as follows:

     This Memorandum constitutes notice of the existence of the Sixth Lease Amendment and the Seventh Lease Amendment, the terms, covenants, and conditions of which are completely incorporated by reference herein to the same extent as if they had been set forth verbatim in this Memorandum.

     IN WITNESS WHEREOF, the parties have caused this Memorandum to be executed on the day first written above.

                                        LESSOR:

                                        MISSISSIPPI DEPARTMENT OF
                                        ECONOMIC COMMUNITY
                                        DEVELOPMENT


ATTEST:                                 By: /s/James B. Heidel
                                            -----------------------
                                        Name: James B. Heidel
                                              ---------------------
/s/                                     Title: Executive Director
---------------------                          --------------------
Legal Counsel

STATE OF MISSISSIPPI     )
                         ) SS.
COUNTY OF HINDS          )

     Personally appeared before me, the undersigned authority in and for the said County and State, on this 15TH day of JANUARY 1999, within my jurisdiction the within named JAMES B. HEIDEL, who acknowledged that he is the EXECUTIVE DIRECTOR of MISSISSIPPI DEPARTMENT OF ECONOMIC COMMUNITY DEVELOPMENT, an agency of the State of Mississippi, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said agency so to do.


                                        /s/ Fannie R. Goodlett
                                        -------------------------
                                        Notary Public

                                        MY COMMISSION EXPIRES MAY 17, 1989

                                        LESSOR:

                                        MISSISSIPPI PORT AUTHORITY
                                        AT GULFPORT


ATTEST:                                 By: /s/ John K. Rester
                                           ----------------------
                                        Name: John K. Rester
                                              -------------------
/s/                                     Title: President
----------------------                         ------------------

STATE OF MISSISSIPPI     )
                         ) SS.
COUNTY OF HARRISON       )

     Personally appeared before me, the undersigned authority in and for the said County and State, on this 14TH day of JANUARY 1999, within my jurisdiction the within named JOHN K. RESTER who acknowledged that he is the PRESIDENT of MISSISSIPPI STATE PORT AUTHORITY AT GULFPORT, an agency of the State of Mississippi, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said agency so to do.


                                        /s/ Janice J. Gaston
                                        --------------------------
                                        Notary Public

                                        My Commission Expires October 6, 2001

                                        LESSEE:

                                        GRAND CASINOS
                                        OF MISSISSIPPI, INC. - GULFPORT


ATTEST:                                 By: /s/ Timothy J. Cope
                                            ---------------------------
                                        Name: Timothy J. Cope
                                              -------------------------
/s/                                     Title: Chief Financial Officer
------------------------                       ------------------------

STATE OF MINNESOTA  )
                    ) SS.
COUNTY OF HENNEPIN  )

     Personally appeared before me, the undersigned authority in and for the said County and State, on this 30TH day of DECEMBER 1998, within my jurisdiction the within named TIMOTHY J. COPE, who acknowledged that he is the CHIEF FINANCIAL OFFICER of GRAND CASINOS OF MISSISSIPPI, INC. - GULFPORT, a Minnesota corporation, and that for and on behalf of said corporation and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.


                                        /s/ Patricia L. Buffham
                                        ----------------------------
                                        Notary Public

                                        My Commission Expires Jan. 31, 2000

ADDRESS OF LESSOR:       P. O. Box 40
                         Gulfport, MS 39502

ADDRESS OF LESSEE:       11975 Seaway Road
                         Gulfport, MS 39503

INDEXING INSTRUCTIONS:   The S 1/2 of the NW 1/4 and the N 1/2 of the SW 1/4 of
                         Sec. 9, T-8-S, R-11-W, Harrison County, 1st Dist., MS.

DOCUMENT PREPARED BY:    Latham & Watkins
                         Sears Tower, Suite 5800
                         Chicago, IL 60606
                         (312) 876-7700

                              Latham & Watkins
                              Sears Tower, Suite 5800
                              Chicago, IL 60606
                              (312) 876-7700
                              Attention: Cathy A. Birkeland

AFTER RECORDING, RETURN TO:   Pringle & Roemer, PLLC
                              Attorneys at Law
                              P. O. Box 211
                              Biloxi, MS 39533